Exhibit 10.55
FIRST AMENDMENT (LIBOR TRANSITION)
THIS LIBOR TRANSITION AMENDMENT (this “Agreement”), dated as of October 12, 2021, is entered into among KENNEDY-WILSON HOLDINGS, INC., a Delaware corporation (the “Parent”), KENNEDY-WILSON, INC., a Delaware corporation (the “Parent Borrower”), the subsidiaries of the Parent party hereto (together with the Parent, the “Guarantors”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Parent Borrower, the Parent, the Guarantors party thereto, the lenders from time to time party thereto (the “Lenders”), the L/C Issuers party thereto, and Administrative Agent, have entered into that certain Second Amended and Restated Credit Agreement, dated as of March 25, 2020 (as amended, modified, extended, restated, replaced, or supplemented from time to time to date, the “Credit Agreement”);
WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Sterling, and Euros (collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and
WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.    Agreement. Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currencies. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currencies and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currencies.
3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
4.    Conditions Precedent., This Agreement shall become effective upon the Administrative Agent’s receipt of counterparts of this Agreement, properly executed by the Parent Borrower, each Guarantor and the Administrative Agent (such date, the “Amendment Effective Date”).
5.    Payment of Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement in accordance with Section 10.04 of the Credit Agreement.
6.    Miscellaneous.

(a)The Loan Documents, and the obligations of the Loan Parties under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)The Parent Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(c)The Parent Borrower and each Guarantor represents and warrants that:
(i)    [reserved].
(ii)    This Agreement has been duly executed and delivered by such Person, and constitutes a valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(iii)    The execution and delivery by such Person of this Agreement and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (c) violate any Law, in each case under clauses (b)(y) and (c) in a way that has or could reasonably be expected to have a Material Adverse Effect.
(iv)    Before and after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.
(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular
2

provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

PARENT BORROWER:    KENNEDY-WILSON, INC.,
a Delaware corporation

By:    /s/ Justin Enbody
    Name: Justin Enbody
    Title: Chief Financial Officer

GUARANTORS:    KENNEDY-WILSON, INC.
KENNEDY-WILSON HOLDINGS, INC.
K-W PROPERTIES
KENNEDY WILSON OVERSEAS INVESTMENTS, INC.
K-W SANTIAGO INC.
KENNEDY-WILSON INTERNATIONAL
KENNEDY-WILSON TECH LTD.
KWP FINANCIAL I
KENNEDY WILSON AUCTION GROUP INC.
KENNEDY WILSON REAL ESTATE SALES & MARKETING

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Chief Financial Officer

KW BASGF II MANAGER, LLC
KWF INVESTORS I, LLC
SG KW VENTURE I MANAGER LLC
KW SUMMER HOUSE MANAGER, LLC
KW MONTCLAIR, LLC
KW SERENADE MANAGER, LLC
KW REDMOND MANAGER, LLC
KW DILLINGHAM AINA LLC
KENNEDY WILSON FUND MANAGEMENT GROUP, LLC
KWF MANAGER IV, LLC
KWF INVESTORS IV, LLC
SANTA MARIA LAND PARTNERS MANAGER, LLC
KWF INVESTORS VII, LLC
KWF MANAGER VII, LLC
KW BOISE PLAZA, LLC
KW EU LOAN PARTNERS II, LLC

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Treasurer

Signature Page to First Amendment to KWI Credit Agreement

KW HARRINGTON LLC
KW 5200 LANKERSHIM MANAGER, LLC
KWF MANAGER X, LLC
KWF MANAGER XI, LLC
KWF MANAGER XII, LLC
KW REAL ESTATE VENTURE XIII, LLC
KWF MANAGER XIII, LLC
KW EU LOAN PARTNERS III, LLC
KW EU INVESTORS I, LLC
KW RICHFIELD PLAZA, LLC
KW CURRIER SQUARE SHOPPING CENTER, LLC
KW CREEKVIEW SHOPPING CENTER, LLC
KW SECURITIES, LLC
KW VICTORY LAND LOAN, LLC
KW VICTORY PLAZA LOAN, LLC
COUNTRY RIDGE IX, LLC
KW EU INVESTORS VIII, LLC
KW PARK SANTA FE, LLC
KW CYPRESS, LLC
KW TACOMA CONDOS, LLC
KW DESERT RAMROD SPONSOR, LLC

By: /s/ Justin Enbody
Name: Justin Enbody
Title: Treasurer

Signature Page to First Amendment to KWI Credit Agreement

KW Ireland LLC

By: /s/ Mary L. Ricks
    Name: Mary L. Ricks
    Title: President
Signature Page to First Amendment to KWI Credit Agreement

KW ROCKVUE, LLC
KW SOUTH MAIN STATION, LLC
KWF MANAGER, LLC
KW RESIDENCES AT HARVARD, LLC
KW MOFFETT PLACE, LLC
KW THE PRESS, LLC
KW ORCHARD-TRIMBLE CAMPUS, LLC
KW 50 WEST, LLC
KW KOHANAIKI, LLC
KW EU CAPITAL 2, LLC
KW EU CAPITAL 3, LLC
KW 134TH STREET LOFTS, LLC
KW ASTON PARC VILLAGIO, LLC

By: /s/ In Ku Lee
    Name: In Ku Lee
    Title: Vice President

Signature Page to First Amendment to KWI Credit Agreement

DILLINGHAM RANCH AINA LLC

By:    68-540 Farrington, LLC,
    its sole member

By:    KW Dillingham Aina LLC,
    its sole member

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Treasurer

68-540 FARRINGTON, LLC

By:    KW Dillingham Aina LLC,
    its sole member

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Treasurer

KW INVESTMENT ADVISER, LLC

By:    Kennedy-Wilson, Inc., its sole member

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Chief Financial Officer
Signature Page to First Amendment to KWI Credit Agreement

KW SB MANAGER, LLC
KW THE CADENCE, LLC
KW WATERLINE APARTMENTS, LLC
KW 360 SPEAR, LLC
KW ADVANTA OFFICE COMMONS, LLC
KW SOUTH BAY GALLERIA, LLC
KW PINE 43, LLC
KW EISLEY SPONSOR, LLC
KW LPC INVESTOR, LLC
KW OXFORD NORTH, LLC
KW ALILA NAPA VALLEY, LLC

By: /s/ In Ku Lee
    Name: In Ku Lee
    Title: Vice President

Signature Page to First Amendment to KWI Credit Agreement

KW RESIDENTIAL CAPITAL, LLC

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Vice President and Treasurer

Signature Page to First Amendment to KWI Credit Agreement

KW RED CLIFF SHOPPING CENTER, LLC
KW HOLIDAY VILLAGE SHOPPING CENTER, LLC
KW 9350 CIVIC CENTER DRIVE, LLC
KW TAYLOR YARD 55, LLC
KW HILLTOP MANAGER II, LLC
KW BOZEMAN INVESTORS, LLC
KW ONE BAXTER WAY GP, LLC
KW RIVERDALE AND 36, LLC
KW 400 CALIFORNIA MEMBER, LLC
KW CIG MANAGEMENT SERVICES, LLC
KW TERRA WEST SPONSOR, LLC

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Vice President

Signature Page to First Amendment to KWI Credit Agreement

KENNEDY-WILSON CAPITAL

By: /s/ Justin Enbody
    Name: Justin Enbody
    Title: Vice President and Assistant Secretary

Signature Page to First Amendment to KWI Credit Agreement

KW HANOVER QUAY, LLC
KENNEDY WILSON PROPERTY SERVICES VI, LLC
KENNEDY WILSON PROPERTY EQUITY VI, LLC
KW LV 3 SPONSOR, LLC
KW NB LLC
KW CAMARILLO LAND, LLC

By: /s/ Kent Mouton
    Name: Kent Mouton
    Title: President

Signature Page to First Amendment to KWI Credit Agreement

KW 2013EE LLC
KW EU PRS INVESTOR, LLC
KW ROSEWOOD PREMIERE, LLC
KW RIVER POINTE PREMIERE, LLC
KW KAWANA SPRINGS, LLC
KW QUEBEC PARTICIPANT, LLC
KW QUEBEC ASSET MANAGER, LLC
KW REAL ESTATE II EQUITY, LLC
KW REAL ESTATE II CARRY, LLC
KW REAL ESTATE II GP, LLC
KW SUNSET CP PARTICIPANT, LLC
KW SUNSET CP ASSET MANAGER, LLC
KW CP WEST HILLS PARTICIPANT, LLC
KW CP WEST HILLS ASSET MANAGER, LLC
KW LINDER ROAD, LLC
KW SEATTLE OFFICE PORTFOLIO GP, LLC
KW CDO INVESTOR, LLC
KW HAMILTON LANDING—LAND, LLC
KW RANCHO MIRAGE LOAN, LLC
KW SUNSET NORTH, LLC
KW HEIGHTS INVESTOR, LLC
KW BURLINGAME POINT LOAN, LLC

By: /s/ Kent Mouton
    Name: Kent Mouton
    Title: President

Signature Page to First Amendment to KWI Credit Agreement

KW PACIFICA, LLC
KW RIVERWALK, LLC
KW ABQ, LLC
KW F5 TOWER, LLC
KW MANHATTAN BEACH STUDIOS LOAN, LLC
KW GOLDEN STATE TOWERS LOAN LLC

By: /s/ Kent Mouton
    Name: Kent Mouton
    Title: President
Signature Page to First Amendment to KWI Credit Agreement

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Felicia Brinson
    Name: Felicia Brinson
    Title: Assistant Vice President
Signature Page to First Amendment to KWI Credit Agreement

Appendix A

TERMS APPLICABLE TO ALTERNATIVE CURRENCY LOANS

1.    Defined Terms. The following terms shall have the meanings set forth below:
“Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.
“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.
“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.
“Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Credit Agreement denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Applicable Authority” means, with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any governmental authority having jurisdiction over the Administrative Agent or such administrator.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that
(a)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;
(b)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and
(c)    if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
“Committed Loan Notice” means a Loan Notice, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, EURIBOR, or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “EURIBOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Interest Payment Date” means, (a) as to any Alternative Currency Daily Rate Loan, the first Business Day of each January, April, July and October and the Revolver Maturity Date (or, in the case of an Incremental Term Loan Facility, the applicable maturity date therefor set forth in the Credit Agreement) and (b) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest Period” means as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Parent Borrower in its Committed Loan Notice, or such other period that is twelve months or less requested by the Parent Borrower and consented to by all the Lenders; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)    any Interest Period pertaining to an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the applicable maturity date set forth in the Credit Agreement.
“Relevant Rate” means, with respect to any Loan denominated in (a) Sterling, SONIA and (b) Euros, EURIBOR, as applicable.
“Revaluation Date” means, with respect to any Loan, each of the following: (a) each date of a Borrowing of an Alternative Currency Loan, (b) with respect to an Alternative Currency Daily Rate Loan, each Interest Payment Date, (c) each date of a continuation of an Alternative
    Appendix A-2

Currency Term Rate Loan pursuant to the terms of the Credit Agreement, and (d) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require.
“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.1193% per annum.
“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.
“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.
“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.
2.    Terms Applicable to Alternative Currency Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:
(a)    Alternative Currencies. (i) No Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in an Alternative Currency, or to continue an existing Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at the Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the applicable Alternative Currency Rate immediately upon the effectiveness of this Agreement.
(b)     References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.
(i)     References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, and Alternative Currency Loans, as applicable.
(ii)     For purposes of any requirement for the Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Alternative Currency Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan.
(c)    Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate” or with respect to any rate (including,
    Appendix A-3

for the avoidance of doubt, the selection  of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.
(d)    Revaluation Dates. The Administrative Agent shall determine the Dollar Equivalent amounts of Borrowings and Loans denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur.
(e)    Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Credit Agreement:
(i)    Alternative Currency Loans. Each Borrowing of Alternative Currency Loans, and each continuation of an Alternative Currency Term Rate Loan shall be made upon the Parent Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 12:00 noon (Eastern time) three Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any such Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation; provided, however, that if the Parent Borrower wishes to request Alternative Currency Term Rate Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 12:00 noon (Eastern time) five Business Days (or six Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing or continuation of Alternative Currency Term Rate Loans, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 12:00 noon (Eastern time), four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing or continuation of Alternative Currency Term Rate Loans, the Administrative Agent shall notify the Parent Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each Borrowing of or continuation of Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the Parent Borrower is requesting a Borrowing or a continuation of Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iii) the currency and principal amount of Loans to be borrowed or continued, (iv) the Type of Loans to be borrowed, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Parent Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Parent Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Parent Borrower fails to give a timely notice requesting a continuation, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars; provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. If the Parent Borrower requests a Borrowing of or continuation of Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Except as otherwise specified in the Credit Agreement, no Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency.
    Appendix A-4

(ii)    Conforming Changes. With respect to any Alternative Currency Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Parent Borrower and the Lenders reasonably promptly after such amendment becomes effective.
(iii)    Committed Loan Notice. For purposes of a Borrowing of Alternative Currency Loans, or a continuation of and Alternative Currency Term Rate Loan, the Parent Borrower shall use the Committed Loan Notice attached hereto as Exhibit A.
(f)    Interest.
    (i)    Subject to the provisions of the Credit Agreement with respect to default interest, (x) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; and (y) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate.
    (ii)    Interest on each Alternative Currency Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(g)     Computations. All computations of interest for Alternative Currency Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Alternative Currency Loans for the day on which the Alternative Currency Loans is made, and shall not accrue on an Alternative Currency Loans, or any portion thereof, for the day on which the Alternative Currency Loans or such portion is paid, provided that any Alternative Currency Loan that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(h)    Successor Rates. The provisions in the Credit Agreement addressing the replacement of a current LIBOR Successor Rate for a currency shall be deemed to apply to Alternative Currency Loans and SONIA and EURIBOR, as applicable, and the related defined terms shall be deemed to include Sterling and Euros and SONIA and EURIBOR, as applicable.
    Appendix A-5

Exhibit A

FORM OF COMMITTED LOAN NOTICE
(Alternative Currency Loans)
Date: ___________, _____1
To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of March 25, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Kennedy-Wilson, Inc., a Delaware corporation (the “Parent Borrower”), the Designated Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto and Bank of America, N.A., as Administrative Agent.

The Parent Borrower hereby requests on behalf of itself or, if applicable, the Designated Borrower referenced below (the “Applicable Borrower”) on [TYPE REQUESTED FUNDING DATE] (a Business Day) (select one)2:

Revolving Facility

Indicate: Borrowing, Conversion or Continuation	Indicate: Applicable Borrower Name	Indicate: Requested Amount[3]	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)[4]

The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.
1 Note to Parent Borrower. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.
2 Note to Parent Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.
3 Minimum principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof for each Borrowing or continuation of Alternative Currency Loans.
4 Or such other period that is twelve months or less requested by the Parent Borrower and consented to by all of the Lenders.

KENNEDY-WILSON, INC.
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]